Subsequent Event	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENT

NOTE 19:- SUBSEQUENT EVENT

During February 2023, two securities class action complaints were filed by certain shareholders of the Company in U.S. federal court in New Jersey against the Company, certain of the Company’s current and former officers and directors, the underwriters of the November 19, 2021 follow-on public offering and Amazon (which sold shares in that public offering), as defendants. The complaints assert claims under certain sections of the Exchange Act and seeks unspecified damages.

These lawsuits are at preliminary stages, and the Company believes these lawsuits are without merit and intends to defend these cases vigorously. As of the date hereof, the Company is unable to estimate a range of loss, if any, that could result were there to be adverse final decisions in these cases, and estimated liabilities have not been recorded in the consolidated financial statements.